UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2013

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 1, 2013, Sealed Air Corporation (the “Company,” “we” or “our”) issued a press release announcing our financial results for the quarter ended March 31, 2013. We have attached the press release as Exhibit 99.1 of this Form 8-K, which is incorporated herein by reference.

Following the issuance of this earnings release, the Company hosted an earnings call in which its financial results for the quarter ended March 31, 2013 were discussed. We have attached the earnings conference call supplement presentation used for the call as Exhibit 99.2 of this Form 8-K, which is incorporated herein by reference.

The information included in this item, including Exhibit 99.1 and Exhibit 99.2, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On May 1, 2013, the Company’s Chief Executive Officer, as authorized by the Company’s Board of Directors, decided to proceed with an earnings quality improvement plan, which is an initiative to deliver meaningful cost savings and network optimization.

The costs associated with this plan will primarily consist of (i) a reduction in headcount and other costs associated with divisional realignment and connected profitability improvement programs, including severance and termination benefits for employees, expected to be approximately $90 million to $95 million, (ii) costs associated with incremental supply chain network optimization projects, including facility relocation and closures, expected to be approximately $85 million to $95 million, and (iii) other costs associated with the plan, currently estimated to be approximately $5 million to $10 million. These amounts are preliminary estimates based on the information currently available to management. The plan is expected to be completed by the end of 2015. The Company currently estimates that it will incur aggregate total costs of approximately $180 million to $200 million in connection with implementation of this plan, including capital expenditures of approximately $55 million to $70 million. We estimate there will be one-time cash costs of $65 million in 2013.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Sealed Air Corporation dated May 1, 2013

99.2	Earnings Conference Call Supplement Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Carol P. Lowe
Name:	Carol P. Lowe
Title:	Senior Vice President and Chief Financial Officer

Dated: May 1, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Sealed Air Corporation dated May 1, 2013

99.2	Earnings Conference Call Supplement Presentation